UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2025

Crinetics Pharmaceuticals, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38583	26-3744114
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6055 Lusk Boulevard
San Diego, California		92121
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (858) 450-6464

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CRNX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On January 14, 2025 at 4:30 pm Pacific Time, Scott Struthers, Ph.D., Founder and Chief Executive Officer of Crinetics Pharmaceuticals, Inc. (the “Company,” “Crinetics,” “we,” “us,” or “our”), will present a Company update at the 43rd annual J.P. Morgan Healthcare Conference, which is taking place in San Francisco, CA from January 13-16, 2025. A live audio webcast of Dr. Struthers’ presentation may be accessed on the Events & Presentations section of the Company’s website or directly on the J.P. Morgan virtual meeting platform. During the presentation, the Company will reference the corporate slide presentation attached as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

The presentation will feature an overview of Crinetics’ key priorities and anticipated milestones for 2025. These include:

•
The continued efforts to further increase commercial readiness so that the Company can rapidly provide patients in the United States with acromegaly with broad access to once-daily oral paltusotine if the new drug application is approved, with the Prescription Drug User Fee Act Target Action Date of September 25, 2025.
•
The continued development of atumelnant, an investigational adrenocorticotropic hormone (ACTH) antagonist, for congenital adrenal hyperplasia (CAH) and Cushing’s disease, with Phase 3 initiation for adult CAH patients expected in the first half of 2025 and later-stage trial initiations for pediatric CAH patients and patients with Cushing’s disease expected in 2025.
•
The continued advancement of Investigational New Drug-enabling studies of 4 development candidates for neuroendocrine tumors and somatostatin receptor type-2-expressing solid tumors, hyperparathyroidism, Graves’ disease, thyroid eye disease, and autosomal dominant polycystic kidney disease.

The Company’s updated corporate presentation has been posted to the Company’s website, www.crinetics.com. The Company plans to use its website to disseminate future updates to its corporate presentation and does not intend to file or furnish a Form 8-K alerting investors each time the presentation is updated.

The information contained in this Item 7.01, including in Exhibit 99.1 hereto, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements other than statements of historical facts contained in this Current Report on Form 8-K are forward-looking statements, including statements regarding [statements regarding the NDA review process and the expected timing of the completion of the FDA’s review of the NDA for paltusotine for the treatment or maintenance of treatment of acromegaly in the United States, the therapeutic potential and clinical benefits or safety profile of paltusotine for patients with acromegaly, the plans and timelines for the commercial launch paltusotine for acromegaly, if approved, and of our commercial readiness efforts, the clinical development of atumelnant, including the therapeutic potential and clinical benefits or safety profile thereof, the plans for and the therapeutic potential of our development candidates, and the potential of our other research, discovery, and clinical trial programs.] These forward-looking statements speak only as of the date of this Current Report on Form 8-K and are subject to a number of known and unknown risks, uncertainties, assumptions, and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, without limitation, the risks and uncertainties described in the company’s periodic filings with the SEC. The events and circumstances reflected in the Company’s forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. Additional information on risks facing Crinetics can be found under the heading “Risk Factors” in Crinetics’ periodic filings with the SEC, including its annual report on Form 10-K for the year ended December 31, 2023 and quarterly reports on Form 10-Q for the quarters ended March 31, 2024, June 30, 2024, and September 30, 2024. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Except as required by applicable law, Crinetics does not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Corporate Slide Presentation

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Crinetics Pharmaceuticals, Inc.

Date:	January 14, 2025	By:	/s/ R. Scott Struthers, Ph.D.
R. Scott Struthers, Ph.D. President and Chief Executive Officer (Principal Executive Officer)